Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Dynamic Equity Fund

Class	A	LEQAX
Class	C	LEQCX
Class	I	LEQIX

Supplement dated December 7, 2018 to the Prospectus dated July 1, 2018, as supplemented

At a meeting of the Board of Trustees held on November 19, 2018, the Board approved First Quadrant LP to serve as an additional sub-adviser to the LoCorr Dynamic Equity Fund (the “Fund”). Accordingly, the following information is added to the Prospectus.

Summary Section of Prospectus

SUB-ADVISERS’ INVESTMENT PROCESS

First Quadrant LP (“First Quadrant”) serves as a sub-adviser to the Fund. First Quadrant provides asset management services for the Fund using a global equity long/short strategy.  First Quadrant’s investment strategy is a fundamentally based, systematic approach designed to capture the broad characteristics of the equity market and profit from identifying and exploiting changing market themes. The strategy seeks to add value on multiple dimensions, including factor selection, factor enhancement and proprietary factor design, dynamic factor allocation, and downside protection strategies. The investment process is research intensive and disciplined in its implementation.

Sub-Adviser: First Quadrant LP
Portfolio Managers: Jia Ye, PhD, Partner, Investments, joined First Quadrant in 1996. She has been a partner since 2008 and is a senior member of the investment team.

Dori Levanoni, Partner, Investments, joined First Quadrant in 1991, left the firm in 1995 to work in the anatomy and neurobiology department of Washington University in St. Louis, and returned to the firm in 1996. He has been a partner since 2006 and is a senior member of the investment team.

Ms. Ye and Mr. Levanoni of First Quadrant, have each served the Fund as a sub-adviser portfolio manager since November 2018.

Statutory Section of Prospectus

SUB-ADVISER’S INVESTMENT PROCESS

Dynamic Equity Fund

First Quadrant LP (“First Quadrant”) serves as one of the Fund’s sub-advisers. First Quadrant provides asset management services for the Fund using a global equity long/short strategy.  First Quadrant’s investment strategy is a fundamentally based, systematic approach designed to capture the broad characteristics of the equity market and profit from identifying and exploiting changing market themes. The strategy seeks to add value on multiple dimensions, including factor selection, factor enhancement and proprietary factor design, dynamic factor allocation, and downside protection strategies. The investment process is research intensive and disciplined in its implementation.

Sub-Advisers

First Quadrant LP, located at 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101, serves as a sub-adviser to the Dynamic Equity Fund. Subject to the authority of the Board and oversight by the Adviser, this sub-adviser is responsible for management of a portion of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. The sub-adviser is paid by the Adviser not the Fund. First Quadrant was established in 1988 and is an innovative investment management firm specializing in alternative approaches to global investing.  As of September 30, 2018, First Quadrant had approximately $23.9 billion in assets under management.

First Quadrant Portfolio Managers:
Jia Ye, PhD, Partner, Investments, joined First Quadrant in 1996. She has been a partner since 2008 and is a senior member of the investment team.

Dori Levanoni, Partner, Investments, joined First Quadrant in 1991, left the firm in 1995 to work in the anatomy and neurobiology department of Washington University in St. Louis, and returned to the firm in 1996. He has been a partner since 2006 and is a senior member of the investment team.

Ms. Ye and Mr. Levanoni of First Quadrant, have each served the Fund as a sub-adviser portfolio manager since November 2018.

You should read this Supplement in conjunction with the Prospectus dated July 1, 2018, and the Statement of Additional Information dated July 1, 2018, each as supplemented.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll-free at 1-855-523-8637.

Please retain this Supplement for future reference.

Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Dynamic Equity Fund

Class	A	LEQAX
Class	C	LEQCX
Class	I	LEQIX

Supplement dated December 7, 2018 to the Statement of Additional Information (“SAI”) dated July 1, 2018, as supplemented

At a meeting of the Board of Trustees held on November 19, 2018, the Board approved First Quadrant LP to serve as an additional sub-adviser to the LoCorr Dynamic Equity Fund (the “Fund”). Accordingly, the following information is added to the SAI.

The following serve as sub-advisers (each a “Sub-Adviser” and together, the “Sub-Advisers”) to the respective Funds:

Fund Name	Sub-Adviser
Macro Strategies Fund	• Graham Capital Management, L.P. • Millburn Ridgefield Corporation • Nuveen Asset Management, LLC • Revolution Capital Management, LLC
Commodities Strategy Fund	• Nuveen Asset Management, LLC
Dynamic Equity Fund	• Billings Capital Management LLC • First Quadrant LP • Kettle Hill Capital Management, LLC
Spectrum Income Fund	• Trust & Fiduciary Income Partners LLC
Market Trend Fund	• Graham Capital Management, L.P. • Nuveen Asset Management, LLC
Multi-Strategy Fund	• Billings Capital Management LLC • Trust & Fiduciary Income Partners LLC

Investment Sub-Advisers

The Adviser has engaged First Quadrant LP (“First Quadrant”) located at 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101, to serve as a sub-adviser to the Dynamic Equity Fund. Subject to the authority of the Board of Trustees and oversight by the Adviser, this sub-adviser is responsible for management of a portion of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. First Quadrant was established in 1988 and is an innovative investment management firm specializing in alternative approaches to global investing.  As of September 30, 2018, First Quadrant had approximately $23.9 billion in assets under management. In March 1996, Affiliated Managers Group, Inc. (“AMG”), a publicly traded holding company (NYSE: AMG) with equity investments in more than 40 other investment firms, became First Quadrant’s institutional partner.  AMG is an equity holder in First Quadrant; however, the business relationship ensures the firm retains its operating autonomy.  On a day-to-day basis, the firm is run by its limited partners.  First Quadrant retains direct equity ownership and benefits from strategic collaboration on matters ranging from operations to distribution.

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by the Portfolio Managers in addition to those of the Funds and assets under management in those accounts as of September 30, 2018:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
First Quadrant LP – (Dynamic Equity Fund)
Jia Ye	2	$161	0	$0	9	$3,520
Dori Levanoni	5	$1,713	9	$1,740	21	$15,154

Portion of Total Other Accounts Managed Subject to Performance Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
First Quadrant LP – (Dynamic Equity Fund)
Jia Ye	0	$0	0	$0	1	$2,323
Dori Levanoni	0	$0	5	$303	11	$3,511

APPENDIX A

PROXY VOTING GUIDELINES FOR
First Quadrant LP

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ portfolios. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interest above those of its clients. First Quadrant defines the best interest of a client to mean the best economic interest of the holders of the same or similar securities of the issuer held in the client’s account.

These written policies and procedures are designed to reasonably ensure that First Quadrant, L.P. (“First Quadrant”) votes proxies in the best interest of clients for whom First Quadrant has voting authority and describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.

First Quadrant utilizes the services of an independent outside proxy service, Glass Lewis & Co (“Glass Lewis”), to act as agent for the proxy process, to maintain records on proxy voting for our clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues. In addition, First Quadrant has adopted as its own policies those of Glass Lewis’ proxy voting guidelines.

Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

First Quadrant maintains a Proxy Committee (the “Committee”), made up of senior members of management, which is responsible for deciding what is in the best interests of each client when deciding how proxies are voted. The Committee meets at least annually to review, approve, and adopt as First Quadrant’s own policies, Glass Lewis proxy voting guidelines. Any changes to the Glass Lewis voting guidelines must be reviewed, approved, and adopted by the Committee at the time the changes occur.

A copy of First Quadrant’s proxy voting policies is available upon request to the individual noted below under How to Obtain Voting Information. Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually may direct First Quadrant to vote certain of their proxies in a specific manner, in which case the Committee will assume the responsibility for voting the proxies in accordance with the client’s desires.

First Quadrant’s portfolio management group also monitors corporate actions, ensuring notifications from custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in our portfolio management and accounting systems.

Voting Client Proxies
When a new portfolio is opened and First Quadrant has ascertained either through language found within the investment management agreement or through written correspondence with the client that First Quadrant is responsible for voting proxies, a letter is sent to the custodian informing them that Glass Lewis will act as First Quadrant’s proxy voting agent and advising them to forward all proxy material pertaining to the portfolio to Glass Lewis for execution. Additionally, on a quarterly basis, First Quadrant provides Glass Lewis with a list of the portfolios for which First Quadrant holds voting authority.

Glass Lewis, as proxy voting agent for First Quadrant, is responsible for analyzing and voting each proxy in a timely manner, maintaining records of proxy statements received and votes cast, and providing reports to First Quadrant, upon request, concerning how proxies were voted for a client. First Quadrant’s Client Service Dept. is responsible for: setting up new portfolios; determining which portfolios First Quadrant has proxy voting responsibilities; ensuring the custodians and Glass Lewis are appropriately notified; receiving and forwarding to the Committee, and ultimately Glass Lewis, any direction received from a client to vote a proxy in a specific manner; and maintaining client documentation and any communications received by First Quadrant related to proxy voting, including records of all communications received from clients requesting information on how their proxies were voted and First Quadrant’s responses.

Oversight of GLASS LEWIS
As First Quadrant retains ultimate responsibility for proxies voted by Glass Lewis, First Quadrant will monitor Glass Lewis proxy voting to ensure it is completed in accordance with the proxy voting guidelines adopted by First Quadrant. This monitoring may be accomplished through discussions with Glass Lewis, mini-audits, or a combination of these approaches.

You should read this Supplement in conjunction with the Prospectus dated July 1, 2018 and the Statement of Additional Information dated July 1, 2018, each as supplemented.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll-free at 1-855-523-8637.

Please retain this Supplement for future reference.